                   SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C 20549


                                 FORM 8-K

                              CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 1995

                            Frontier Corporation
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)

    New York               1-4166              16-0613330
 --------------            ----------          ------------
(State or other           (Commission         (IRS Employer
 jurisdiction of           File Number)     Identification No.)
 incorporation)

                          180 South Clinton Avenue
                         Rochester, New York   14646
              -------------------------------------------------
             (Address of principal executive offices)(Zip Code)

             Registrant's telephone number, including area code
                               (716) 777-7100

Item 2   Acquisition or Disposition of Assets
- ------   ------------------------------------
As reported previously, on April 10, 1995 Frontier Corporation ("Frontier") and ALC Communications Corporation ("ALC") announced that they have entered into an Agreement and Plan of Merger providing, subject to the terms and conditions set forth therein, for the merger of a wholly-owned subsidiary of Frontier ("Sub") with and into ALC.

Also filed by this Report on Form 8-K are Unaudited Combined Pro
Forma Consolidated Financial Information and the Notes to Unaudited Pro Forma Combined Financial Statements for Frontier Corporation and ALC Communications Corporation.

The Form 8-K, filed April 12, 1995 of Frontier and the Form 10-K of ALC for the year ended December 31, 1994, filed March 24, 1995, are hereby incorporated in this Form 8-K by reference thereto.

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

Item 7   Financial Statements and Exhibits
- ------   ---------------------------------

     Unaudited Pro Forma Combined Financial Information

     Frontier Corporation and ALC Communications Corporation
     - Unaudited Pro Forma Combined Balance Sheet: March 31, 1995

     Frontier Corporation and ALC Communications Corporation
     - Unaudited Pro Forma Combined Statement of Income: Three
       Months Ended March 31, 1995 and 1994

     Frontier Corporation and ALC Communications Corporation
     - Unaudited Pro Forma Combined Statement of Income:  Years
       Ended December 31, 1994, 1993 and 1992

     Frontier Corporation - Notes to Unaudited Pro Forma Combined
     Financial Statements

     Exhibits
     --------
     23-1  Consent of Independent Accountants
           (Price Waterhouse LLP)

     23-2  Consent of Independent Accountants
           (Ernst & Young LLP)

          Unaudited Pro Forma Combined Financial Statements
     For Frontier Corporation and ALC Communications Corporation

The unaudited pro forma combined financial statements are presented to reflect the estimated impact on the restated financial statements
(as filed on Form 8-K on April 12, 1995) of Frontier Corporation (Frontier), formerly Rochester Telephone Corporation, of the proposed Frontier transaction as follows:

- - The business combination with ALC Communications Corporation (ALC) for an estimated 78.7 million Frontier common shares. The transaction will be accounted for using the pooling of interests method.

Frontier has completed a business acquisition and disposition and has pending other business acquisitions, including WCT Communications, Inc., expected to be consummated in 1995 which individually and in the aggregate are not significant to its consolidated restated financial statements. As such, pro forma data on these transactions are not presented.

The unaudited pro forma combined statements of income and balance sheet reflect the business combination with ALC, which is expected to be accounted for using the pooling of interests method. As required by Regulation S-X Article 11-02, the unaudited pro forma combined statements of income combine the results of Frontier and ALC for each of the three years ended December 31, 1994, 1993 and 1992, and for the three months ended March 31, 1995 and 1994, assuming the business combination with ALC occurred on January 1, 1992.

The unaudited pro forma combined balance sheet assumes the business combination had occurred on March 31, 1995, combining the balance sheets for Frontier and ALC as of March 31, 1995.

The unaudited pro forma combined financial statements give effect only to the adjustments set forth in the accompanying notes and do not reflect any synergies anticipated by Frontier's management as a result of this business combination. Nonrecurring charges, including legal and other professional fees, directly attributable to the business combination are not included in the unaudited pro forma combined financial statements. As the nonrecurring charges are incurred, they will be included in the expenses of the combined operations.

The unaudited pro forma data is presented for informational purposes only and is not necessarily indicative of the results of operations or financial position which would have been achieved had the transactions been completed as of the beginning of the earliest period presented, nor is it necessarily indicative of Frontier's future results of operations or financial position.

The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements of Frontier (as restated and filed on Form 8-K on April 12, 1995) and ALC incorporated by reference into this filing.

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
    FRONTIER CORPORATION AND ALC COMMUNICATIONS CORPORATION
    UNAUDITED PRO FORMA COMBINED BALANCE SHEET
    MARCH 31, 1995
    (In thousands of dollars)
                                                  Frontier        ALC
                                                   3/31/95      3/31/95     Pro Forma        Pro Forma
                                                  Historical   Historical   Adjustments       Combined
    ASSETS:
    Current Assets:
    Cash and cash equivalents                       $316,363       $3,016           $0         $319,379
    Short-term investments                               297            0            0              297
    Accounts receivable                              182,108      103,791            0          285,899
    Material and supplies                              9,276        2,741            0           12,017
    Prepayments and other                             29,490       10,371            0           39,861
                                                  ----------   ----------   ----------       ----------
    Total Current Assets                             537,534      119,919            0          657,453
                                                  ----------   ----------   ----------       ----------
    Property, Plant and Equipment:
    Telephone plant in service                     1,548,625            0            0        1,548,625
    Telephone plant under construction                31,394            0            0           31,394
                                                  ----------   ----------   ----------       ----------
                                                   1,580,019            0            0        1,580,019
    Less - Accumulated depreciation                  718,597            0            0          718,597
                                                  ----------   ----------   ----------       ----------
    Net Telephone Plant                              861,422            0            0          861,422
                                                  ----------   ----------   ----------       ----------
    Telecommunication property                       193,812      154,180            0          347,992
    Less - Accumulated depreciation                   93,471       81,003            0          174,474
                                                  ----------   ----------   ----------       ----------
    Net Telecommunication Property                   100,341       73,177            0          173,518
                                                  ----------   ----------   ----------       ----------
    Goodwill                                         157,586       89,092            0          246,678
    Deferred and Other Assets                        136,008       48,255            0          184,263
                                                  ----------   ----------   ----------       ----------
    Total Assets                                  $1,792,891     $330,443           $0       $2,123,334
                                                  ==========   ==========   ==========       ==========

    LIABILITIES AND SHAREOWNERS' EQUITY:
    Current Liabilities:
    Accounts payable                                $146,087     $104,261           $0         $250,348
    Notes payable                                         58            0            0               58
    Advance billings                                  11,614            0            0           11,614
    Dividends payable                                 17,041            0            0           17,041
    Long-term debt due within one year                 4,404          237            0            4,641
    Taxes accrued                                     33,426       13,746            0           47,172
    Interest accrued                                  11,613            0            0           11,613
                                                  ----------   ----------   ----------       ----------
    Total Current Liabilities                        224,243      118,244            0          342,487
                                                  ----------   ----------   ----------       ----------

    Long-Term Debt                                   567,090       88,514            0          655,604
    Deferred Income Taxes                            108,497      (10,429)           0           98,068
    Deferred Employee Benefits Obligation             49,320            0            0           49,320
    Minority Interests                                   351            0            0              351

    Shareowners' Equity:
    Common Stock                                      81,871          337       78,400 (a)      160,608
    Capital in excess of par value                   258,438      152,102      (78,400)(a)      332,140
    Retained earnings                                480,451      (18,308)           0          462,143
    Translation adjustment                                 0          (17)           0              (17)
                                                  ----------   ----------   ----------       ----------
    Common Shareowners' Equity subtotal              820,760      134,114            0          954,874
    Less:  Treasury stock at cost                        147            0            0              147
                                                  ----------   ----------   ----------       ----------
    Common Shareowners' Equity                       820,613      134,114            0          954,727
    Preferred Stock                                   22,777            0            0           22,777
                                                  ----------   ----------   ----------       ----------
    Total Shareowners' Equity                        843,390      134,114            0          977,504
                                                  ----------   ----------   ----------       ----------
    Total Liabilities and Shareowners' Equity     $1,792,891     $330,443           $0       $2,123,334
                                                  ==========   ==========   ==========       ==========

See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

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
    FRONTIER CORPORATION AND ALC COMMUNICATIONS CORPORATION
    UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
    THREE MONTHS ENDED MARCH 31, 1995
    (In thousands of dollars, except per share data)

                                                  Frontier        ALC
                                                Three Months Three Months
                                                    Ended        Ended
                                                   3/31/95      3/31/95     Pro Forma    Pro Forma
                                                 Historical   Historical   Adjustments   Combined
    REVENUES & SALES:
    Telephone Operations                            $152,795           $0           $0     $152,795
    Telecommunication Services                       130,623      177,753            0      308,376
                                                  ----------   ----------   ----------   ----------
    Total Revenues and Sales                         283,418      177,753            0      461,171
                                                  ----------   ----------   ----------   ----------
    COSTS AND EXPENSES:
    Operating expenses                               179,309      140,005            0      319,314
    Cost of goods sold                                 4,133            0            0        4,133
    Depreciation                                      29,911        3,486            0       33,397
    Taxes other than income taxes                     10,628          963            0       11,591
    Acquisition related charges                        4,750            0            0        4,750
                                                  ----------   ----------   ----------   ----------
    Total Costs and Expenses                         228,731      144,454            0      373,185
                                                  ----------   ----------   ----------   ----------
    Operating Income                                  54,687       33,299            0       87,986

    Interest expense                                  11,704        2,162            0       13,866
    Other income and expense:
    Allowance for funds used during construction         326            0            0          326
    Gain (loss) on sale of assets/subsidiaries         4,826           (1)           0        4,825
    Equity earnings (loss) from unconsolidated
      interests in wireless interests                    396            0            0          396
    Other income (expense), net                        1,948          714            0        2,662
                                                  ----------   ----------   ----------   ----------
    Income Before Taxes                               50,479       31,850            0       82,329
    Income taxes                                      18,804       11,875            0       30,679
                                                  ----------   ----------   ----------   ----------
    Consolidated Net Income From Continuing Ops       31,675       19,975            0       51,650
    Dividends/accretion of discount/accretion of
      contract payment on preferred stock                297            0            0          297
                                                  ----------   ----------   ----------   ----------
    Income Applicable to Common Stock                $31,378      $19,975           $0      $51,353
                                                  ==========   ==========   ==========   ==========


    EARNINGS PER COMMON SHARE
                                                  Frontier                               Pro Forma
                                                 Historical                              Combined
    Primary:
    Income applicable to common stock                $31,378                                $51,353
    Average common shares outstanding                 81,932                                160,669
                                                  ----------                             ----------
    Earnings Per Common Share - Primary                $0.38                                  $0.32
                                                  ==========                             ==========
    Fully Diluted:
    Adjusted income applicable to common stock       $31,468                                $51,443
    Adjusted average common shares outstanding        82,465                                161,202
                                                  ----------                             ----------
    Earnings Per Common Share - Fully Diluted          $0.38                                  $0.32
                                                  ==========                             ==========

See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

    FRONTIER CORPORATION AND ALC COMMUNICATIONS CORPORATION
    UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
    THREE MONTHS ENDED MARCH 31, 1994
    (In thousands of dollars, except per share data)

                                                  Frontier        ALC
                                                Three Months Three Months
                                                    Ended        Ended
                                                   3/31/94      3/31/94     Pro Forma    Pro Forma
                                                 Historical   Historical   Adjustments   Combined
    REVENUES & SALES:
    Telephone Operations                            $150,999           $0           $0     $150,999
    Telecommunication Services                       121,104      129,789            0      250,893
                                                  ----------   ----------   ----------   ----------
    Total Revenues and Sales                         272,103      129,789            0      401,892
                                                  ----------   ----------   ----------   ----------
    COSTS AND EXPENSES:
    Operating expenses                               171,877      103,288            0      275,165
    Cost of goods sold                                 6,381            0            0        6,381
    Depreciation                                      29,539        2,668            0       32,207
    Taxes other than income taxes                     12,086         (780)           0       11,306
                                                  ----------   ----------   ----------   ----------
    Total Costs and Expenses                         219,883      105,176            0      325,059
                                                  ----------   ----------   ----------   ----------
    Operating Income                                  52,220       24,613            0       76,833

    Interest expense                                  10,980        2,045            0       13,025
    Other income and expense:
    Allowance for funds used during construction         276            0            0          276
    Gain (loss) on sale of assets/subsidiaries             0           98            0           98
    Equity earnings (loss) from unconsolidated
      interests in wireless interests                    197            0            0          197
    Other income (expense), net                         (837)         229            0         (608)
                                                  ----------   ----------   ----------   ----------
    Income Before Taxes                               40,876       22,895            0       63,771
    Income taxes                                      15,363        8,250            0       23,613
                                                  ----------   ----------   ----------   ----------
    Consolidated Net Income From Continuing Ops       25,513       14,645            0       40,158
    Dividends/accretion of discount/accretion of
      contract payment on preferred stock                297            0            0          297
                                                  ----------   ----------   ----------   ----------
    Income Applicable to Common Stock                $25,216      $14,645           $0      $39,861
                                                  ==========   ==========   ==========   ==========


    EARNINGS PER COMMON SHARE
                                                  Frontier                               Pro Forma
                                                 Historical                              Combined
    Primary:
    Income applicable to common stock                $25,216                                $39,861
    Average common shares outstanding                 79,303                                158,040
                                                  ----------                             ----------
    Earnings Per Common Share - Primary                $0.32                                  $0.25
                                                  ==========                             ==========
    Fully Diluted:
    Adjusted income applicable to common stock       $25,306                                $39,951
    Adjusted average common shares outstanding        79,809                                158,546
                                                  ----------                             ----------
    Earnings Per Common Share - Fully Diluted          $0.32                                  $0.25
                                                  ==========                             ==========

See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

    FRONTIER CORPORATION AND ALC COMMUNICATIONS CORPORATION
    UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
    YEAR ENDED DECEMBER 31, 1994
    (In thousands of dollars, except per share data)

                                                  Frontier        ALC
                                                 Year Ended   Year Ended
                                                  12/31/94     12/31/94     Pro Forma    Pro Forma
                                                 Historical   Historical   Adjustments   Combined
    REVENUES & SALES:
    Telephone Operations                            $609,678           $0           $0     $609,678
    Telecommunication Services                       498,431      567,824            0    1,066,255
                                                  ----------   ----------   ----------   ----------
    Total Revenues and Sales                       1,108,109      567,824            0    1,675,933
                                                  ----------   ----------   ----------   ----------
    COSTS AND EXPENSES:
    Operating expenses                               677,856      448,272            0    1,126,128
    Cost of goods sold                                18,850            0            0       18,850
    Depreciation                                     119,252       11,426            0      130,678
    Taxes other than income taxes                     47,050        1,453            0       48,503
                                                  ----------   ----------   ----------   ----------
    Total Costs and Expenses                         863,008      461,151            0    1,324,159
                                                  ----------   ----------   ----------   ----------
    Operating Income                                 245,101      106,673            0      351,774

    Interest expense                                  43,741        7,570            0       51,311
    Other income and expense:
    Allowance for funds used during construction       1,096            0            0        1,096
    Gain (loss) on sale of assets/subsidiaries        10,063           13            0       10,076
    Equity earnings (loss) from unconsolidated
      interests in wireless interests                  3,185            0            0        3,185
    Other income (expense), net                      (20,277)       1,788            0      (18,489)
                                                  ----------   ----------   ----------   ----------
    Income Before Taxes                              195,427      100,904            0      296,331
    Income taxes                                      72,503       36,575            0      109,078
                                                  ----------   ----------   ----------   ----------
    Consolidated Net Income From Continuing Ops      122,924       64,329            0      187,253
    Dividends/accretion of discount/accretion of
      contract payment on preferred stock              1,186            0            0        1,186
                                                  ----------   ----------   ----------   ----------
    Income Applicable to Common Stock               $121,738      $64,329           $0     $186,067
                                                  ==========   ==========   ==========   ==========


    EARNINGS PER COMMON SHARE
                                                  Frontier                               Pro Forma
                                                 Historical                              Combined
    Primary:
    Income applicable to common stock               $121,738                               $186,067
    Average common shares outstanding                 81,285                                160,022
                                                  ----------                             ----------
    Earnings Per Common Share - Primary                $1.50                                  $1.16
                                                  ==========                             ==========
    Fully Diluted:
    Adjusted income applicable to common stock      $122,098                               $186,427
    Adjusted average common shares outstanding        81,783                                160,520
                                                  ----------                             ----------
    Earnings Per Common Share - Fully Diluted          $1.49                                  $1.16
                                                  ==========                             ==========

See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

    FRONTIER CORPORATION AND ALC COMMUNICATIONS CORPORATION
    UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
    YEAR ENDED DECEMBER 31, 1993
    (In thousands of dollars, except per share data)

                                                  Frontier        ALC
                                                 Year Ended   Year Ended
                                                  12/31/93     12/31/93     Pro Forma    Pro Forma
                                                 Historical   Historical   Adjustments   Combined
    REVENUES & SALES:
    Telephone Operations                            $593,871           $0           $0     $593,871
    Telecommunication Services                       413,523      436,432            0      849,955
                                                  ----------   ----------   ----------   ----------
    Total Revenues and Sales                       1,007,394      436,432            0    1,443,826
                                                  ----------   ----------   ----------   ----------
    COSTS AND EXPENSES:
    Operating expenses                               613,988      354,563            0      968,551
    Cost of goods sold                                20,819            0            0       20,819
    Depreciation                                     116,491        9,776            0      126,267
    Taxes other than income taxes                     47,476        2,862            0       50,338
    Software write-off                                 3,300            0            0        3,300
                                                  ----------   ----------   ----------   ----------
    Total Costs and Expenses                         802,074      367,201            0    1,169,275
                                                  ----------   ----------   ----------   ----------
    Operating Income                                 205,320       69,231            0      274,551

    Interest expense                                  46,648       11,026            0       57,674
    Other income and expense:
    Allowance for funds used during construction       1,330            0            0        1,330
    Gain (loss) on sale of assets/subsidiaries         4,449          (27)           0        4,422
    Equity earnings (loss) from unconsolidated
      interests in wireless interests                  1,296            0            0        1,296
    Other income (expense), net                      (21,656)         248            0      (21,408)
                                                  ----------   ----------   ----------   ----------
    Income Before Taxes                              144,091       58,426            0      202,517
    Income taxes                                      54,758       18,750            0       73,508
                                                  ----------   ----------   ----------   ----------
    Consolidated Net Income From Continuing Ops       89,333       39,676            0      129,009
    Dividends/accretion of discount/accretion of
      contract payment on preferred stock              1,187          817            0        2,004
                                                  ----------   ----------   ----------   ----------
    Income Applicable to Common Stock                $88,146      $38,859           $0     $127,005
                                                  ==========   ==========   ==========   ==========


    EARNINGS PER COMMON SHARE
                                                  Frontier                               Pro Forma
                                                 Historical                              Combined
    Primary:
    Income applicable to common stock                $88,146                               $127,005
    Average common shares outstanding                 76,163                                154,900
                                                  ----------                             ----------
    Earnings Per Common Share - Primary                $1.16                                  $0.82
                                                  ==========                             ==========
    Fully Diluted:
    Adjusted income applicable to common stock       $88,505                               $127,364
    Adjusted average common shares outstanding        76,682                                155,419
                                                  ----------                             ----------
    Earnings Per Common Share - Fully Diluted          $1.15                                  $0.82
                                                  ==========                             ==========

See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

    FRONTIER CORPORATION AND ALC COMMUNICATIONS CORPORATION
    UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
    YEAR ENDED DECEMBER 31, 1992
    (In thousands of dollars, except per share data)

                                                  Frontier        ALC
                                                 Year Ended   Year Ended
                                                  12/31/92     12/31/92     Pro Forma    Pro Forma
                                                 Historical   Historical   Adjustments   Combined
    REVENUES & SALES:
    Telephone Operations                            $567,272           $0           $0     $567,272
    Telecommunication Services                       312,869      376,064            0      688,933
                                                  ----------   ----------   ----------   ----------
    Total Revenues and Sales                         880,141      376,064            0    1,256,205
                                                  ----------   ----------   ----------   ----------
    COSTS AND EXPENSES:
    Operating expenses                               516,891      325,100            0      841,991
    Cost of goods sold                                21,634            0            0       21,634
    Depreciation                                     115,682        9,372            0      125,054
    Taxes other than income taxes                     44,947          608            0       45,555
                                                  ----------   ----------   ----------   ----------
    Total Costs and Expenses                         699,154      335,080            0    1,034,234
                                                  ----------   ----------   ----------   ----------
    Operating Income                                 180,987       40,984            0      221,971

    Interest expense                                  50,217       17,088            0       67,305
    Other income and expense:
    Allowance for funds used during construction       1,309            0            0        1,309
    Gain (loss) on sale of assets/subsidiaries             0         (699)           0         (699)
    Equity earnings (loss) from unconsolidated
      interests in wireless interests                   (661)           0            0         (661)
    Other income (expense), net                      (13,524)         329            0      (13,195)
                                                  ----------   ----------   ----------   ----------
    Income Before Taxes                              117,894       23,526            0      141,420
    Income taxes                                      44,067        9,700            0       53,767
                                                  ----------   ----------   ----------   ----------
    Consolidated Net Income From Continuing Ops       73,827       13,826            0       87,653
    Dividends/accretion of discount/accretion of
      contract payment on preferred stock              1,188        4,382            0        5,570
                                                  ----------   ----------   ----------   ----------
    Income Applicable to Common Stock                $72,639       $9,444           $0      $82,083
                                                  ==========   ==========   ==========   ==========


    EARNINGS PER COMMON SHARE
                                                  Frontier                               Pro Forma
                                                 Historical                              Combined
    Primary:
    Income applicable to common stock                $72,639                                $82,083
    Average common shares outstanding                 75,348                                154,085
                                                  ----------                             ----------
    Earnings Per Common Share - Primary                $0.96                                  $0.53
                                                  ==========                             ==========
    Fully Diluted:
    Adjusted income applicable to common stock       $73,009                                $82,453
    Adjusted average common shares outstanding        75,876                                154,613
                                                  ----------                             ----------
    Earnings Per Common Share - Fully Diluted          $0.96                                  $0.53
                                                  ==========                             ==========

See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

                         FRONTIER CORPORATION
      Notes to Unaudited Pro Forma Combined Financial Statements


Note 1 - Basis of Presentation:

The unaudited pro forma combined statements of income and balance sheet reflect the business combination with ALC Communications Corporation
(ALC), which is expected to be accounted for using the pooling of interests method. As required by Regulation S-X Article 11-02, the unaudited pro forma combined statements of income combine the results of Frontier and ALC for each of the three years ended December 31, 1994, 1993 and 1992, and for the three months ended March 31, 1995 and 1994, assuming the business combination with ALC occurred on January 1, 1992.

The unaudited pro forma combined balance sheet assumes the business combination had occurred on March 31, 1995, combining the balance sheets for Frontier and ALC as of March 31, 1995.

Frontier's management believes that the assumptions used in preparing the unaudited pro forma combined financial statements provide a reasonable basis for presenting all of the significant effects of its transaction, that the pro forma adjustments give appropriate effect to those assumptions and that the pro forma adjustments are properly applied in the unaudited pro forma financial statements.

Certain reclassifications have been made to ALC's historical financial statements to conform to Frontier's financial statement presentation.


Note 2 - Pro Forma Adjustments:

Unaudited pro forma adjustments consist of the following:

a.  Business combination with ALC:

    Frontier will exchange an estimated 78.7 million common shares in return for the stock of ALC. The pro forma adjustment to the balance sheet reflects the issuance of these shares. The pro forma earnings per share calculation for all periods ALC is presented include the 78.7 million common shares as outstanding for the entire period.


Note 3 - Other Matters:

Frontier has learned that it has been named as a defendant, although not yet served with process, in two lawsuits which purport to be class actions brought on behalf of all ALC stockholders against ALC and its directors. The complaints seek, among other things, to enjoin the business combination and/or to obtain an award of damages. Frontier's management believes these actions to be without merit and will defend itself vigorously if and when it has been served with process.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.



                              Frontier Corporation
                              (Registrant)


                                   /s/ Louis L. Massaro
Dated:  April 27, 1995        By: ----------------------------
                                    Louis L. Massaro
                                    Corporate Vice President-
                                    Finance

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
                             EXHIBIT INDEX


Exhibit
Number    Description
- -------   -----------

23-1      Consent of Independent Accountants      Filed Herewith
          (Price Waterhouse LLP)

23-2      Consent of Independent Accountants      Filed Herewith
          (Ernst & Young LLP)